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                                                                   Exhibit 10.31

                            FORM OF LOCKUP AGREEMENT

Date:         , 2003
      --------
Polar Molecular Corporation                   Murdock Communications Corporation
4600 S. Ulster Street                         MCC Merger Sub Corporation
Suite 900                                     701 Tama Street
Denver, Colorado 80237                        Marion, Iowa 52302

Ladies and Gentlemen:

          This letter is being delivered to you in connection with the proposed merger (the "Merger") of MCC Merger Sub Corporation ("Merger Sub") with and into Polar Molecular Corporation ("Polar") pursuant to the terms of the Agreement and Plan of Merger dated as of December 19, 2001, as amended, among Murdock Communications Corporation ("Murdock"), Merger Sub and Polar (the "Merger Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given them in the Merger Agreement. Pursuant to the terms of the Merger Agreement, certain holders of the common stock, par value $.0001 per share, of Polar (the "Polar Common Stock") currently outstanding are required to enter into this agreement with respect to all or a portion of their shares of Polar Common Stock (which shares shall be converted into shares of Polar Molecular Holding Corporation (as successor to Murdock, "Holding") at the effective time of the Merger ("Holding Common Stock")).

          In order to induce each of Polar, Murdock and Merger Sub to consummate the transactions contemplated by the Merger Agreement, the undersigned will not, without the prior written consent of Holding, following the Merger, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned (collectively, the "Undersigned Parties")) directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, shares of Holding Common Stock or securities convertible into, or exercisable or exchangeable for such Holding Common Stock, or publicly announce an intention to effect any such transaction, for the time period set forth below regarding the number of shares set forth below, other than shares of Holding Common Stock disposed of as bona fide gifts or by will or intestacy to persons who also enter into lock-up agreements in the form of this letter.

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          Exhibit A sets forth the number of shares and the duration of applicability of this Agreement for each of the Undersigned Parties individually. For each Undersigned Party, all of its Holding Common Stock subject to this Agreement will remain subject to this Agreement for six months, two-thirds of its Holding Common Stock subject to this Agreement remain subject to this Agreement for nine months and one-third of its Holding Common Stock subject to this Agreement will remain subject to this Agreement for twelve months.

          If for any reason the Merger Agreement shall be terminated prior to the Merger, the agreement set forth above shall likewise be terminated.

                                         Yours very truly,

                                         Sign here if officer, director or
                                         individual stockholder:


                                         ---------------------------------------
                                         Name:
                                               ---------------------------------
                                         Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                         Sign here if corporate, partnership or
                                         other non-individual stockholder:


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------
                                         Address:
                                                  ------------------------------

                                                  ------------------------------

                                       2

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                                    EXHIBIT A
                        STOCKHOLDERS AND LOCKED UP SHARES

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                 Total Number of       Number of Shares      Number of Shares
                 Shares Locked Up         Locked Up             Locked Up
Stockholder      (for Six Months)      for Nine Months       for Twelve Months
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TOTAL
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